Exhibit 10.1

CONTRIBUTION AND SUBSCRIPTION AGREEMENT

WHEELER REIT, L.P.

THE UNITS ACQUIRED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, STATE SECURITIES LAWS OR THE LAWS OF ANY COUNTRY OUTSIDE THE UNITED STATES. ISSUANCE OF THE UNITS IS MADE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION. THE UNITS CANNOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED IN COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION THEREFROM.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE UNITS AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS BEING OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Wheeler REIT, L.P.
Riversedge North
2529 Virginia Beach Blvd.
Suite 200
Virginia Beach, VA 23452

Ladies and Gentlemen:

The undersigned (the “Subscriber”) understands and acknowledges that Wheeler REIT, L.P., a Virginia limited partnership (the “Company”), is offering for sale, to certain qualifying subscribers, Partnership Common Units (the “Units”) in the Company pursuant to this Contribution and Subscription Agreement (the “Subscription Agreement”) and the Company’s Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”).

The Subscriber understands and acknowledges that the Company has not retained counsel to represent the interests of the Subscribers, and that each Subscriber should consult with its own legal, tax and investment advisors regarding a potential purchase of Units.

The Subscriber acknowledges that the Subscriber is not acting on the basis of any representations or warranties other than those contained herein and understands that the offering of the Units (the “Offering”) is being made pursuant to one or more exemptions from registration and without registration of the Units under the Securities Act of 1933, as amended (the “Securities Act”), or any securities, “blue sky” or other similar laws of any state (“State Securities Laws”).

The Subscriber understands that the Company has been formed by Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (“REIT”) which is the general partner of the Company. The Subscriber has been provided a copy of and an opportunity to review the Company’s Confidential Private Placement Memorandum dated April 19, 2015 in connection with the Offering (“PPM”). The Subscriber understands that this Agreement and the Offering supersede and replace all prior agreements relating to the acquisition of the Membership Interests and that the PPM supersedes and replaces the Company’s previous Confidential Private Placement Memorandum dated November 26, 2013 and the offering terms described therein (“Prior Offering”).

1.    Basic Transaction and Consideration. The Company is offering the Units pursuant hereto in consideration for the contribution by Subscriber to the Company of all of its membership interests (“Membership Interests”) in Brook Run Associates, LLC, a Virginia limited liability company (“Property Owner”). The Property Owner is the owner of certain real property and improvements located in Henrico County, Virginia. This Offering is made in lieu of the Prior Offering, and all subscriptions or understandings with respect to the Prior Offering have been, or are hereby, terminated and of no force or effect.
2.    Contribution and Subscription.

(a)    Subject to the terms and conditions hereof and the provisions of the Partnership Agreement, Subscriber shall contribute, sell, assign and transfer all of its Membership Interests to the Company in consideration for the issuance by the Company to Subscriber of that number of Units equal to (x) Subscriber’s Sale Percentage (as defined below) in the Property Owner multiplied by (y) the Property Owner Valuation (as defined below) divided by (z) the per share closing price of the REIT’s common stock as of the date prior to the date of the “Closing” (defined below). “Sale Percentage” means the percentage of net proceeds that would be distributed to Subscriber as a member of the Property Owner in accordance with the operating agreement of the Property Owner as in effect immediately prior to Closing, upon the sale of all or substantially all of the Property Owner’s assets for an amount equal to the Property Owner Valuation. “Property Owner Valuation” means the aggregate purchase price for 100% of the Membership Interests in the Property Owner, which shall be $1,640,310 plus or minus such customary credits, pro rations and other adjustments for operating costs and liabilities as may be agreed by the Company and the Company’s manager (“Manager”) in connection with Closing (as defined below). Notwithstanding the foregoing, in the event that the undersigned has elected Option B pursuant to the Consent and Election in the form attached hereto as Appendix A (“Consent and Election”), the Company shall deliver cash payment to the undersigned in an amount equal to the undersigned’s Sale Percentage multiplied by the Property Owner Valuation, minus any applicable withholding taxes, and the undersigned shall not receive any Units in the Company. The Units issued or cash paid, as applicable, are referred to as the “Transfer Consideration.”

(b)    The undersigned agrees that this Subscription Agreement shall be irrevocable and shall survive the death, dissolution or legal incapacity of the Subscriber.

(c)    The Company has entered into separate but substantially identical Contribution and Subscription Agreements in connection with this Offering (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other purchasers (the “Other Purchasers”), providing for the issuance to the Other Purchasers of the Company’s securities and the admission of the Other Purchasers to the Company as limited partners. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of the Company’s securities to the Subscriber and the Other Purchasers are to be separate sales.

(d)    The Transfer Consideration described in Section 2 shall be issued or paid, as applicable, at Closing to the Property Owner’s manager or an account designated by the Property Owner’s manager, for further distribution by such manager to the undersigned following Closing.
3.    General Consent and Waiver.

(a)    The undersigned consents to the sale and transfer of its Membership Interests on the terms set forth herein and to the sale and transfer of the other membership interests in the Property Owner on substantially the terms described herein, and expressly waives any and all consent rights, rights of first refusal, appraisal rights or other similar rights or restrictions on transfer, including without limitation those set forth in the operating agreement of the Property Owner. The undersigned hereby releases and forever discharges the Company, the Property Owner, and their respective members, partners, directors, officers, managers, agents, attorneys, and representatives, of and from any and all manner of actions, claims, causes of action, suits, debts, demands, sums of money, controversies, damages, judgments, losses, costs, expenses, liabilities and obligations, of any nature whatsoever, including but not limited to those arising from any membership interest in the Property Owner, any rights, title or interest therein, or any distribution, compensation, bonus, options or remuneration of any type or nature whatsoever, whether arising at law, in equity or otherwise, which such person may now or, hereafter can, shall or may have, against any of them, arising on or prior to the date hereof.

(b)    Each Subscriber who has selected Option A pursuant to the attached Consent and Election, upon execution hereof shall be deemed to have executed and delivered the Partnership Agreement of the Company, and upon acceptance of this Subscription Agreement by the Company and Closing (as defined below), Subscriber shall be bound by the Partnership Agreement and subject to all rights and obligations thereof.

4.    Acceptance of Subscription. The Subscriber understands and acknowledges that (a) the Company has the unconditional right, exercisable in its sole and absolute discretion, to accept (in whole or in part) or reject this Subscription Agreement, (b) this Subscription Agreement shall not be valid or binding unless and until accepted by the Company, (c) this Subscription Agreement shall be deemed to be accepted by the Company only when it is signed by an authorized signatory on behalf of the Company, and (d) notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any Units under any circumstances that may constitute a violation of the Securities Act or any State Securities Laws or any other statutes, laws, rules or regulations (the “Laws”). The Company will notify the Subscriber promptly after all conditions hereto have been satisfied, at which time the Membership Interests shall be deemed accepted by the Company and the Transfer Consideration shall be issued or paid, as applicable, to the Subscriber (the “Closing”).

5.    Representations and Warranties of the Company. The Company represents and warrants that as of the Closing:

(a)    The Company is duly formed and is validly existing as a limited partnership under the laws of the Commonwealth of Virginia with full power and authority to conduct its business as currently conducted.

(b)    The Units have been duly authorized by the Company and, when issued and paid for in accordance with the terms herein and in the Partnership Agreement, will be validly issued.

6.    Representations and Warranties of the Subscriber.

(a)    Each Subscriber who has selected Option A pursuant to the attached Consent and Election hereby represents and warrants to and covenants with the Company as follows:

(i)    Accuracy of Information. All of the information provided by the Subscriber pursuant to this Subscription Agreement is true, correct and complete in all respects, and the Company shall be entitled to rely thereon. Any other information the Subscriber has provided to the Company about the Subscriber is correct and complete as of the date of this Subscription Agreement.

(ii)    Disclosure Advice. The Subscriber has either consulted the Subscriber’s own investment adviser, attorney or accountant about the investment and proposed purchase of any Units and its suitability to the Subscriber or chosen not to do so, despite the recommendation of that course of action by the Company. To the extent necessary, the Subscriber has retained, at the Subscriber’s own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits, risks and consequences of this Subscription Agreement and of purchasing and owning the Units. Any special acknowledgment set forth herein shall not be deemed to limit the generality of this representation and warranty.

The Subscriber has received a copy of the form of the Partnership Agreement of the Company, and the Subscriber understands the risks of, and other considerations relating to, a purchase of any Units, including that by its execution hereof, the undersigned shall become a party to, and bound by the Partnership Agreement. The Subscriber has been given access to, and prior to the execution of this Subscription Agreement the Subscriber was provided with an opportunity to ask questions of, and receive answers from, the Company’s officers and directors concerning the terms and conditions of the offering of Units, and to obtain any other information which the Subscriber and the Subscriber’s investment representative and professional advisors requested with respect to the Company and the Subscriber’s investment in the Company in order to evaluate the Subscriber’s investment and verify the accuracy of all information furnished to the Subscriber regarding the Company. All such questions, if asked, were answered satisfactorily and all information or documents provided were found to be satisfactory.

(iii)    Investment Representation and Warranty. The Subscriber is acquiring the Subscriber’s Units for the Subscriber’s own account or for one or more separate accounts maintained by the Subscriber or for the account of one or more pension or trust funds of which the Subscriber is trustee as to which the Subscriber is the sole qualified professional asset manager within the meaning of Prohibited Transaction Exemption 84-14 (a “QPAM”) for the assets being committed hereunder, in each case not with a view to or for sale in connection with any distribution of all or any part of such Units. The Subscriber hereby agrees that the Subscriber will not, directly or indirectly, assign, transfer, offer, sell, pledge, hypothecate or otherwise dispose of all or any part of such Units (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Units) except in accordance with the registration provisions of the Securities Act or an exemption from such registration provisions, with any applicable state or other securities laws, and with the terms of the Partnership Agreement. If the Subscriber is purchasing for the account of one or more pension or trust funds, the Subscriber represents that (except to the extent the Subscriber has otherwise advised the Company in writing prior to the date hereof) the Subscriber is acting as sole trustee or sole QPAM for the assets being committed hereunder and has sole investment discretion with respect to the acquisition of the Units to be purchased by the Subscriber pursuant to this Subscription Agreement, and the determination and decision on the Subscriber’s behalf to purchase such Units for such pension or trust funds is being made by the same individual or group of individuals who customarily pass on such investments, so that the Subscriber’s decision as to purchases for all such funds is the result of such study and conclusion. The Subscriber has not offered or sold any portion of the Units and has no present intention of dividing such Units with others or of reselling or otherwise disposing of any portion of such Units either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

(iv)    Representation of Investment Experience and Ability to Bear Risk. The Subscriber (A) is knowledgeable and experienced with respect to the financial, tax and business aspects of the ownership of the Units and the shares of common stock of the REIT into which the Units may be convertible (“REIT Shares”) and of the business contemplated by the Company and the REIT, and is capable of evaluating the risks and merits of purchasing the Units and, in making a decision to proceed with this investment, has not relied upon any representations, warranties or agreements, other than those set forth in this Subscription Agreement and the Partnership Agreement, if any, and (B) can bear the economic risk of an investment in the Company for an indefinite period of time, and can afford to suffer the complete loss thereof.

(v)    Accredited Investor. Except as disclosed in Appendix B hereto, the Subscriber is an accredited investor within the meaning of rule 501(a) of Regulation D promulgated under the Securities Act by reason of the fact that the Subscriber is:

(a)    Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
(b)    Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;
(c)    Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(d)    Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
(e)    Any natural person whose individual net worth, or joint net worth with that person's spouse, exceeds $1,000,000;
(1)    For purposes of calculating net worth:
(i)    The person's primary residence shall not be included as an asset;
(ii) Indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the investment in the Company, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of such investment exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
(iv) Indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;
(f)    Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
(g)    Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506 of Regulation D; or
(h)    Any entity in which all of the equity owners are accredited investors as defined by Subsections (a) through (g) above.

(vi)    Awareness of Risks; Suitability. Subscriber understands that the Units involve a substantial degree of risk including risk of loss of the Subscriber’s entire investment, and that there is no assurance of any income from the Subscriber’s investment. The Subscriber has evaluated the risks involved in investing in the Units and has determined that the Units are a suitable investment for the Subscriber. Specifically, the aggregate amount of the investments the Subscriber has in, and the Subscriber’s commitments to, all similar investments that are illiquid is reasonable in relation to the Subscriber’s net worth, both before and after the subscription for and purchase of the Units pursuant to this Subscription Agreement.

(vii)    Residence. The Subscriber maintains the Subscriber’s domicile at the address shown in the signature page of this Subscription Agreement and the Subscriber is not merely transient or temporarily resident there.

(viii)    No Conflict; No Violation. The execution and delivery of this Subscription Agreement by the Subscriber and the performance of the Subscriber’s duties and obligations hereunder (i) do not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under (A) any charter, by-laws, trust agreement, operating agreement, partnership agreement or other governing instrument applicable to the Subscriber, (B) (1) any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement or understanding, or (2) any license, permit, franchise or certificate, in either case to which the Subscriber or the Subscriber’s affiliates is a party or by which the Subscriber or any of them is bound or to which the Subscriber’s or any of their properties are subject; (ii) do not require any authorization or approval under or pursuant to any of the foregoing; or (iii) do not violate any statute, regulation, law, order, writ, injunction or decree to which the Subscriber or any of the Subscriber’s affiliates is subject.

(ix)    No Default. The Subscriber is not (i) in default (nor has any event occurred which with notice, lapse of time, or both, would constitute a default) in the performance of any obligation, agreement or condition contained in this Subscription Agreement or the Partnership Agreement, or (ii) in violation of any statute, regulation, law, order, writ, injunction, judgment or decree applicable to the Subscriber or any of the Subscriber’s affiliates.

(x)    No Litigation. There is no litigation, investigation or other proceeding pending or, to the Subscriber’s knowledge, threatened against the Subscriber or any of the Subscriber’s affiliates which, if adversely determined, would adversely affect the Subscriber’s business or financial condition or the Subscriber’s ability to perform the Subscriber’s obligations under this Subscription Agreement.

(xi)    OFAC. The Subscriber, and all beneficial owners of Subscriber (if Subscriber is an entity), are in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”). For purposes of this subsection, “Person” shall mean any corporation, partnership, limited liability company, joint venture, individual, trust, real estate investment trust, banking association, federal or state savings and loan institution and any other legal entity, whether or not a party hereto. In addition, neither the Subscriber nor any of the beneficial owners of the Subscriber (if the Subscriber is an entity):
(1)    is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”);
(2)    has been indicted or arrested for money laundering or for predicate crimes to money laundering, convicted or pled nolo contendere to charges involving money laundering or predicate crimes to money laundering;
(3)    has been determined by competent authority to be subject to the prohibitions contained in the Orders;
(4)    is owned or controlled by, nor acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders;
(5)    shall transfer or permit the transfer of any interest in the Subscriber or such parties to any Person who is, or whose beneficial owners are, listed on the Lists; or
(6)    shall assign this Subscription Agreement or any interest herein, to any Person who is listed on the Lists or who is engaged in illegal activities.
If the Subscriber obtains knowledge that the Subscriber, or, if Subscriber is an entity, any of Subscriber’s partners, members, stockholders, managers, directors or beneficial owners, become listed on the Lists or are indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, the Subscriber shall immediately notify the Company.

(xii)    Representations Current. The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary before the Closing, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the date of the Closing, taking into account all information received by the Subscriber after the date hereof up to the date of the Closing.

(xiii)    No Tax Representations. The Subscriber is aware that any federal and state tax benefits may be limited by rules regarding basis, amounts at risk, and passive losses, and that any federal and/or state income tax benefits which may be available to the Subscriber may be lost through the adoption of new laws or regulations, to changes to existing laws and regulations and to changes in the interpretation of existing laws and regulations. The Subscriber further represents that the Subscriber is relying solely on the Subscriber’s own conclusions or the advice of the Subscriber’s own counsel or investment representative with respect to tax aspects of any investment in the Company and that no representations or warranties have been made to the Subscriber by the Company as to the tax consequences of this investment, or as to credits, profits, losses or cash flow which may be received or sustained as a result of this investment. The Subscriber is advised to consult its own tax advisors and counsel regarding the tax consequences of investment in the Company.

(b)    The undersigned, whether having elected Option A or Option B pursuant to the attached Consent and Election, hereby makes the following representations and warranties to the Company as of the Effective Date and as of the Closing as though made again on and as of such date:
(i)    Organization and Authority. If other than a natural person, the undersigned has been duly formed and is validly existing and in good standing under the laws of its jurisdiction of organization. The undersigned has the full right and authority to enter into this Subscription Agreement and to transfer its Membership Interests and to consummate or cause to be consummated the transactions contemplated by this Subscription Agreement. The persons signing this Subscription Agreement on behalf of the undersigned are authorized to do so.
(ii)    Noncontravention. Neither the entry into nor the performance of, or compliance with, this Subscription Agreement by the undersigned has resulted, or will result, in any violation of, or default under, or result in the acceleration of, any obligation under any existing organizational documents or agreements, mortgage, indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule, or regulation applicable to the undersigned (excluding any loan documents to which the Property Owner or its assets may be subject).
(iii)    Agreement Binding. This Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity). All other documents executed by the undersigned at or in connection with the Closing will be duly authorized, executed, and delivered by the undersigned, are or at the Closing will be legal, valid, and binding obligations of the undersigned in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity) and do not violate any provisions of any agreement to which the undersigned is a party or to which it is subject (excluding any loan documents to which the Property Owner or its assets may be subject).
(iv)    Consents. Each consent, approval, authorization, order, license, certificate, permit, registration, designation, or filing by or with any governmental agency or body necessary for the execution, delivery, and performance of this Subscription Agreement or the transactions contemplated hereby by the undersigned have been obtained or will be obtained on or before the Closing.
(v)    Ownership. The undersigned further represents and warrants to the Company that (A) it is the owner of the Membership Interests to be conveyed hereby, free and clear of all liens and encumbrances, and has not pledged, collaterally assigned, hypothecated or otherwise encumbered all or any portion thereof, (B) no understanding, agreement (either express or implied), or reasonable expectancy of agreement with respect to the sale or transfer of such Membership Interests or sale, lease or other transfer of the Property Owner or its assets exists between the undersigned and any third party, (C) there are no (i) outstanding or authorized options, warrants, or convertible securities relating to such Membership Interests or (ii) other rights, agreements, arrangements or commitments of any character relating to such Membership Interests that would be binding on the Company as the successor owner thereof or would encumber such Membership Interests and (D) the Membership Interests constitute the undersigned’s entire legal and beneficial interest in the Property Owner.
(vi)    Bankruptcy. The undersigned has not made a general assignment for the benefit of creditors, filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors, suffered the appointment of a receiver to take possession of substantially all of its assets, or suffered the attachment or other judicial seizure of substantially all of its assets.

(vii)    Capacity to Contract. If the undersigned is an individual, he or she represents that he or she is over 21 years of age and has the capacity to execute, deliver and perform this Subscription Agreement.

(viii)    Power, Authority; Valid Agreement. (i) The undersigned has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement and, if applicable, to subscribe for and acquire the Units; (ii) the undersigned’s execution of this Subscription Agreement has been authorized by all necessary corporate or other action on the undersigned’s behalf; and (iii) this Subscription Agreement is valid, binding and enforceable against the undersigned in accordance with its respective terms.

(ix)    Further Assurances. The undersigned agrees to furnish any additional information requested to assure compliance with the Securities Act, State Securities Laws and any other applicable Laws in connection with the transactions contemplated hereby.

7.    Restrictions on Transfer or Sale of the Units.

(a)    The Subscriber is acquiring the Units solely for the Subscriber’s own beneficial account, for investment purposes, and not with view to, or for resale in connection with, any distribution of the Units. The Subscriber understands that the offer and the sale of the Units has not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that the Company is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purposes of determining whether this transaction satisfies the requirements for such exemptions.

(b)    The Subscriber understands that the Units are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the SEC provide in substance that the Subscriber may dispose of the Units only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Subscriber understands that the Company shall have no obligation to register any of the Units purchased by the Subscriber hereunder (or the REIT Shares) or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder) except as may be set forth in the Company’s Partnership Agreement.

(c)    The Subscriber agrees that: (A) the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Units or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Units under the Securities Act and all applicable State Securities Laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; and (B) the Company shall not be required to give effect to any purported transfer of any of the Units except upon compliance with the foregoing restrictions.

(d)    Subscriber acknowledges that (i) the Units are not redeemable or exchangeable for cash or REIT Shares for a minimum of twelve (12) months after the date of issuance, and (ii) the Units have not been registered under the Securities Act and, therefore, unless registered under the Securities Act or an exemption from registration is available, must be held (and the Subscriber must continue to bear the economic risk of the investment in the REIT Shares and/or Units) indefinitely and may not be transferred or sold.

(e)    The Units are subject to restrictions on beneficial and constructive ownership and transfer for the purpose of the REIT’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the REIT’s charter, (i) no person may beneficially or constructively own shares of the REIT’s common stock in excess of 9.9% (in value or number of shares) of the outstanding shares of common stock of the REIT unless such person is an excepted holder (in which case the excepted holder limit shall be applicable); (ii) no person may beneficially or constructively own shares of capital stock of the REIT in excess of 9.9% of the value of the total outstanding shares of capital stock of the REIT, unless such person is an excepted holder (in which case the excepted holder limit shall be applicable); (iii) no person may beneficially or constructively own capital stock that would result in the REIT being "closely held" under section 856(h) of the Code or otherwise cause the REIT to fail to qualify as a real estate investment trust; and (iv) no person may transfer shares of capital stock if such transfer would result in the capital stock of the REIT being owned by fewer than 100 persons.

8.    Survival and Indemnification. All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in this Paragraph shall survive (i) the acceptance of the Subscription Agreement by the Company, (ii) changes in any transactions, documents and instruments, including the Partnership Agreement, which are not material or which are to the benefit of the Subscriber, and (iii) the death, incapacity or disability of the Subscriber. The Subscriber acknowledges that it understands the meaning and legal consequences of the representations, warranties and covenants contained in this Subscription Agreement, including this Paragraph hereof, and that the Company has relied upon such representations, warranties and covenants in determining the Subscriber’s qualification and suitability to purchase the Units. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and the directors, officers, employees, agents and controlling persons of the Company, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and costs), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation in this Subscription Agreement or the breach of any warranty or covenant contained in this Subscription Agreement.

9.    Cautionary Statements Regarding Forward Looking Statements.

Subscriber is aware that any informational materials reviewed by Subscriber in connection with the Company may contain forward looking statements. Any forward‑looking statements contained in any such informational materials were based on current expectations involving many risks and uncertainties, especially in light of the nature of the Company and its business. The Company’s actual financial results may differ materially from any results which might be projected, forecast, estimated or budgeted by the Company in forward‑looking statements. Among the many factors that could cause actual results to differ materially are general economic conditions, changes in the capital markets, including changes in interest rates and availability of capital, and competition from businesses engaged in similar enterprises, both those currently in existence as well as those that may arise in the future.

10.    Consents Regarding Organizational Documents. The undersigned acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in contemplation of the transactions contemplated hereby may conflict with, and may not have been contemplated by, the organizational documents of the Property Owner or the Manager, or other agreements among one or more holders of ownership interests therein, and hereby expressly gives all consents (and any consents necessary to authorize the proper parties in interest to give all consents) and waivers it is entitled to give that are necessary or desirable to facilitate the contribution or sale contemplated hereby.

11.    Conditions to Obligations of the Company. The obligations of the Company to issue and sell the Units are subject to the following conditions:

(a)    The representations and warranties of the Subscriber contained in this Subscription Agreement shall be true and correct in all respects, with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b)    Subscriber shall have duly performed and complied with all agreements and conditions contained in this Subscription Agreement required to be performed or complied with by the Subscriber prior to or at the time of the Closing, including transfer of the Membership Interests to the Company.

12.    Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, sent postage prepaid by registered or certified air mail or overnight air courier with guaranteed delivery, as follows:

(a)    if to the Company, at the following address:

Wheeler REIT, L.P.
Riversedge North
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452

(b)    if to the Subscriber, at the address set forth on Appendix A, or

(c)    at such other address as the Company or the Subscriber shall have specified by notice in writing to the other parties.

All notices and communications under this Subscription Agreement shall be deemed to have been duly given: (a) at the time delivered by hand, if personally delivered; (b) ten (10) days during which federal banks are open for business in the United States (“Banking Days”) after being sent postage prepaid by registered or certified air mail; and (c) two (2) Banking Days after delivery to the courier, freight prepaid, if sent by overnight air courier guaranteeing delivery. If a notice or communication is sent in the manner provided above within the time prescribed, it shall be deemed duly given, whether or not the addressee receives it.

13.    Modification or Changes. The undersigned agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the Closing which would cause any representation, warranty, covenant or other statement contained in this Subscription Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the Closing.

14.    Assignability. This Subscription Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

15.    Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and permitted assigns. If more than one person or entity subscribes for the Units purchased hereunder, the Subscriber and all other subscribers for the Units purchased hereunder shall be jointly and severally liable with respect to all the agreements, representations, warranties and acknowledgments governed herein, all of which shall be deemed to be made by and be binding upon each such person and their respective heirs, executors, administrators and successors.

16.    Obligations Irrevocable. The obligations of the Subscriber hereunder shall be irrevocable, except with the consent of the Company or termination of the Offering.

17.    Expenses. Each of the Company and Subscriber shall bear its own expenses incurred in connection with this Subscription Agreement and Subscriber’s investment in the Company.

18.    Integration. This Subscription Agreement, together with the Partnership Agreement, constitute the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written. Subscriber agrees to comply fully with the terms and conditions of the Partnership Agreement which shall govern the Company and Subscriber’s investment therein.

19.    Governing Law. This Subscription Agreement shall be governed and controlled as to the validity, enforcement, interpretations, construction and effect and in all other aspects by the substantive laws of the Commonwealth of Virginia, without regard to the conflicts of law provisions hereof. The sole venue for any dispute under this Subscription Agreement shall be courts of competent jurisdiction sitting in Norfolk, Virginia. The Subscriber hereby irrevocably and unconditionally submits to the jurisdiction of such courts and waives any objection to inconvenient forum or venue with respect to any dispute arising hereunder.

20.    Severability. If any provision of this Subscription Agreement or the application thereof to the Subscriber shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement shall be enforced to the greatest extent permitted by law.

21.    Headings. The headings in this Subscription Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

22.    Counterparts. This Subscription Agreement may be executed in any number of counterparts, whether by original signature or electronic transmission, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same original agreement.

APPENDIX A

CONSENT AND ELECTION

[attached]

APPENDIX B

SUBSCRIPTION FOR UNITS IN
WHEELER REIT, L.P.

TYPE OF OWNERSHIP (Check One):

( )    INDIVIDUAL OWNERSHIP (one signature required)

( )    JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (both parties must sign)

( )    TENANTS IN COMMON (all parties must sign)

( )    CORPORATION (include copies of the documents described in 2 below)

( )	PARTNERSHIP OR LIMITED LIABILITY COMPANY (include copies of the documents described in 3 below)

( )    TRUST (include copies of the documents described in 4 below)

******************

PLEASE EXECUTE THE FOLLOWING PAGES

WHEELER REIT, L.P.

Please execute this Subscription Agreement by completing the appropriate section below.

1.    INDIVIDUAL:

If the subscriber is an INDIVIDUAL, complete the following:

/s/ Kelly Law		(if applicable)
Signature of Investor	Signature of Joint Owner
or Co-Owner

Kelly Law		(if applicable)
Name (Please type or print)	Name of Joint Owner
or Co-Owner

INDIVIDUAL:

If the subscriber is an INDIVIDUAL, complete the following:

/s/ Jack H. Ragland		(if applicable)
Signature of Investor	Signature of Joint Owner
or Co-Owner

Jack H. Ragland		(if applicable)
Name (Please type or print)	Name of Joint Owner
or Co-Owner

INDIVIDUAL:

If the subscriber is an INDIVIDUAL, complete the following:

/s/ Roger L. Frost		(if applicable)
Signature of Investor	Signature of Joint Owner
or Co-Owner

Roger L. Frost		(if applicable)
Name (Please type or print)	Name of Joint Owner
or Co-Owner

INDIVIDUAL:

If the subscriber is an INDIVIDUAL, complete the following:

/s/ Jon S. Wheeler		(if applicable)
Signature of Investor	Signature of Joint Owner
or Co-Owner

Jon S. Wheeler		(if applicable)
Name (Please type or print)	Name of Joint Owner
or Co-Owner

INDIVIDUAL:

If the subscriber is an INDIVIDUAL, complete the following:

/s/ Ann L. McKinney		(if applicable)
Signature of Investor	Signature of Joint Owner
or Co-Owner

Ann L. McKinney		(if applicable)
Name (Please type or print)	Name of Joint Owner
or Co-Owner

INDIVIDUAL:

If the subscriber is an INDIVIDUAL, complete the following:

/s/ Sander Genser	/s/ Lyne Taylor Genser	(if applicable)
Signature of Investor	Signature of Joint Owner
or Co-Owner

Sander Genser	Lyne Taylor Genser	(if applicable)
Name (Please type or print)	Name of Joint Owner
or Co-Owner

PARTNERSHIP OR LIMITED LIABILITY COMPANY:

If the subscriber is a PARTNERSHIP OR LIMITED LIABILITY COMPANY, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned is a general partner of the partnership named below (the “Partnership”) or a manager or authorized member of the limited liability company named below (“LLC”), (ii) the undersigned general partner, manager, or member has been duly authorized by the Partnership, or LLC, to acquire the Units and the general partner, manager, or member has all requisite power and authority to acquire the Units, and (iii) the undersigned general partner, manager, or member is authorized by the Partnership, or LLC, to execute this Subscription Agreement. The undersigned general partner, manager, or member encloses a true copy of the Partnership Agreement of the Partnership, or Operating Agreement of the LLC, each as amended to date, together with a current and complete list of all partners, managers or members and, as necessary, the resolutions of the Partnership, or LLC, authorizing the purchase of the Units.

Club Forest Brook Run, LLC
Name of Partnership or Limited Liability Company
(Please type or print)

By:	/s/ Lawrence L. Steingold
Name:	Lawrence L. Steingold
Title:	Manager

PARTNERSHIP OR LIMITED LIABILITY COMPANY:

If the subscriber is a PARTNERSHIP OR LIMITED LIABILITY COMPANY, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned is a general partner of the partnership named below (the “Partnership”) or a manager or authorized member of the limited liability company named below (“LLC”), (ii) the undersigned general partner, manager, or member has been duly authorized by the Partnership, or LLC, to acquire the Units and the general partner, manager, or member has all requisite power and authority to acquire the Units, and (iii) the undersigned general partner, manager, or member is authorized by the Partnership, or LLC, to execute this Subscription Agreement. The undersigned general partner, manager, or member encloses a true copy of the Partnership Agreement of the Partnership, or Operating Agreement of the LLC, each as amended to date, together with a current and complete list of all partners, managers or members and, as necessary, the resolutions of the Partnership, or LLC, authorizing the purchase of the Units.

Fidelity Group, LLC
Name of Partnership or Limited Liability Company
(Please type or print)

By:	/s/ Barry D. Crawford
Name:	Barry D. Crawford
Title:	Manager

PARTNERSHIP OR LIMITED LIABILITY COMPANY:

If the subscriber is a PARTNERSHIP OR LIMITED LIABILITY COMPANY, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned is a general partner of the partnership named below (the “Partnership”) or a manager or authorized member of the limited liability company named below (“LLC”), (ii) the undersigned general partner, manager, or member has been duly authorized by the Partnership, or LLC, to acquire the Units and the general partner, manager, or member has all requisite power and authority to acquire the Units, and (iii) the undersigned general partner, manager, or member is authorized by the Partnership, or LLC, to execute this Subscription Agreement. The undersigned general partner, manager, or member encloses a true copy of the Partnership Agreement of the Partnership, or Operating Agreement of the LLC, each as amended to date, together with a current and complete list of all partners, managers or members and, as necessary, the resolutions of the Partnership, or LLC, authorizing the purchase of the Units.

BRA Management, LLC
Name of Partnership or Limited Liability Company
(Please type or print)

By:	/s/ Jon S. Wheeler
Name:	Jon S. Wheeler
Title:	Manager

4.    TRUST:

If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned trustee is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the trust (“Trust”) set forth below to acquire the Units, (ii) the undersigned, as trustee, has all requisite power and authority to acquire such Units for the Trust, and (iii) the undersigned trustee is authorized by such Trust to execute this Subscription Agreement. The undersigned trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date, and, as necessary, the resolutions of the Trustees authorizing the purchase of the Units.

Thomas Rich Revocable Trust
Name of Trust
(Please type or print)

By:	/s/ Thomas Rich
Name:	Thomas Rich
Title:	Trustee

TRUST:

If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned trustee is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the trust (“Trust”) set forth below to acquire the Units, (ii) the undersigned, as trustee, has all requisite power and authority to acquire such Units for the Trust, and (iii) the undersigned trustee is authorized by such Trust to execute this Subscription Agreement. The undersigned trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date, and, as necessary, the resolutions of the Trustees authorizing the purchase of the Units.

Ronald L. Cooper Revocable Trust
Name of Trust
(Please type or print)

By:	/s/ Ronald L. Cooper
Name:	Ronald L. Cooper
Title:	Trustee

TRUST:

If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned trustee is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the trust (“Trust”) set forth below to acquire the Units, (ii) the undersigned, as trustee, has all requisite power and authority to acquire such Units for the Trust, and (iii) the undersigned trustee is authorized by such Trust to execute this Subscription Agreement. The undersigned trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date, and, as necessary, the resolutions of the Trustees authorizing the purchase of the Units.

Dudley Cooper Trust FBO Charles N. Cooper
Name of Trust
(Please type or print)

By:	/s/ Charles N. Cooper
Name:	Charles N. Cooper
Title:	Trustee

TRUST:

If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned trustee is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the trust (“Trust”) set forth below to acquire the Units, (ii) the undersigned, as trustee, has all requisite power and authority to acquire such Units for the Trust, and (iii) the undersigned trustee is authorized by such Trust to execute this Subscription Agreement. The undersigned trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date, and, as necessary, the resolutions of the Trustees authorizing the purchase of the Units.

Dudley Cooper Trust FBO Joel Cooper
Name of Trust
(Please type or print)

By:	/s/ Joel Cooper
Name:	Joel Cooper
Title:	Trustee

TRUST:

If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned trustee is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the trust (“Trust”) set forth below to acquire the Units, (ii) the undersigned, as trustee, has all requisite power and authority to acquire such Units for the Trust, and (iii) the undersigned trustee is authorized by such Trust to execute this Subscription Agreement. The undersigned trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date, and, as necessary, the resolutions of the Trustees authorizing the purchase of the Units.

Mary Cooper Trust FBO Charles N. Cooper
Name of Trust
(Please type or print)

By:	/s/ Charles N. Cooper
Name:	Charles N. Cooper
Title:	Trustee

TRUST:

If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned trustee is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the trust (“Trust”) set forth below to acquire the Units, (ii) the undersigned, as trustee, has all requisite power and authority to acquire such Units for the Trust, and (iii) the undersigned trustee is authorized by such Trust to execute this Subscription Agreement. The undersigned trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date, and, as necessary, the resolutions of the Trustees authorizing the purchase of the Units.

Mary Cooper Trust FBO Joel Cooper
Name of Trust
(Please type or print)

By:	/s/ Joel Cooper
Name:	Joel Cooper
Title:	Trustee

TRUST:

If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned trustee is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the trust (“Trust”) set forth below to acquire the Units, (ii) the undersigned, as trustee, has all requisite power and authority to acquire such Units for the Trust, and (iii) the undersigned trustee is authorized by such Trust to execute this Subscription Agreement. The undersigned trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date, and, as necessary, the resolutions of the Trustees authorizing the purchase of the Units.

Barry D. Crawford Living Trust
Name of Trust
(Please type or print)

By:	/s/ Barry D. Crawford
Name:	Barry D. Crawford
Title:	Trustee

TRUST:

If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned trustee is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the trust (“Trust”) set forth below to acquire the Units, (ii) the undersigned, as trustee, has all requisite power and authority to acquire such Units for the Trust, and (iii) the undersigned trustee is authorized by such Trust to execute this Subscription Agreement. The undersigned trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date, and, as necessary, the resolutions of the Trustees authorizing the purchase of the Units.

Brenda W. Tongel Living Trust
Name of Trust
(Please type or print)

By:	/s/ Brenda W. Tongel
Name:	Brenda W. Tongel
Title:	Trustee

TRUST:

If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned trustee is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the trust (“Trust”) set forth below to acquire the Units, (ii) the undersigned, as trustee, has all requisite power and authority to acquire such Units for the Trust, and (iii) the undersigned trustee is authorized by such Trust to execute this Subscription Agreement. The undersigned trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date, and, as necessary, the resolutions of the Trustees authorizing the purchase of the Units.

Robert M. Wenger Revocable Trust
Name of Trust
(Please type or print)

By:	/s/ Robert M Wenger
Name:	Robert M. Wenger
Title:	Trustee

TRUST:

If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned trustee is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the trust (“Trust”) set forth below to acquire the Units, (ii) the undersigned, as trustee, has all requisite power and authority to acquire such Units for the Trust, and (iii) the undersigned trustee is authorized by such Trust to execute this Subscription Agreement. The undersigned trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date, and, as necessary, the resolutions of the Trustees authorizing the purchase of the Units.

Janet S. Keene Living Trust dtd 8/11/2011
Name of Trust
(Please type or print)

By:	/s/ Janet S. Keene
Name:	Janet S. Keene
Title:	Trustee

[THIS PAGE FOR INDIVIDUAL INVESTORS ONLY]

INITIAL EACH BOX TRUE OR FALSE OR COMPLETE, AS APPROPRIATE

Verification of Status as “Accredited Investor” under Regulation D.

1.	True False You are a natural person (individual) acting for your own personal account and not as an agent or representative of any person or entity (domestic or foreign).

2.
True False    You are a natural person (individual) whose own net worth, taken together with the net worth of your spouse, exceeds $1,000,000. Net worth for this purpose is defined in Section 6(a)(v) above.

3.
True False    You are a natural person (individual) who had an individual income in excess of $200,000 in each of the two previous years, or joint income with your spouse in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year.

4.	True False You are a director or executive officer of the Company or the REIT.

5.	True False You have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of investing in the Units.

Disclosure of Foreign Citizenship.

1.	True False You are a citizen of a country other than the United States.

[FOR INVESTORS OTHER THAN INDIVIDUALS]

INITIAL EACH BOX TRUE OR FALSE

1.
True False    You are either (i) a bank, or any savings and loan association or other institution acting in its individual or fiduciary capacity; (ii) a broker dealer; (iii) an insurance company; (iv) an investment company or a business development company under the Investment Company Act of 1940; (v) a Small Business Investment Company licensed by the U.S. Small Business Administration; (vi) an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan whose total assets are in excess of $5,000,000 or a self-directed employee benefit plan whose investment decisions are made solely by persons that are accredited investors; or (vii) a plan established and maintained by a state of the United States, its political subdivisions, or any agency or instrumentality of a state of the United States or its political subdivisions, for the benefit of its employees that has total assets in excess of $5,000,000.

2.	True False You are a private business development company.

3.
True False    You are either (i) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, (ii) a corporation, (iii) a Massachusetts or similar business trust, or (iv) a partnership, in each case not formed for the specific purpose of acquiring the securities offered and in each case with total assets in excess of $5,000,000.

4.	True False You are an entity as to which all the equity owners are accredited investors.

5.	True False You are a trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person.

6.	True False You (i) were not formed, and (ii) are not being utilized, primarily for the purpose of making an investment in the Company.

7.
True False    You are, or are acting on behalf of, (i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. § 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, “Non-ERISA Plans”). In general, a foreign or U.S. entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act and in which 25% or more of the value of any class of equity interests is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. § 2510.3‑101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interests held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliates of such person, is disregarded.

8.
True False    You are, or are acting on behalf of, such an employee benefit plan, that is subject to ERISA or a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or are an entity deemed to hold the assets of any such plan or plans (i.e., you are subject to ERISA).

9.
True False    You are a U.S. pension trust or governmental plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended or a U.S. tax-exempt organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

10.
True False    You are acting on behalf of an insurance company general account and any part of the general account represents interests that may be deemed to be assets of benefit plan investors under applicable law.

11.
True False    Except as described in a letter to the Company dated at least five days prior to the date hereof, no part of the funds used by the Subscriber to acquire Units constitutes assets of any “employee benefit plan” within the meaning of Section 3(3) of ERISA, either directly or indirectly through one or more entities whose underlying assets include plan assets by reason of a plan’s investment in such entities (including insurance company separate accounts, insurance company general accounts or bank collective investment funds, in which any such employee benefit plan (or its related trust) has any interest).

12.	True False If Units are being acquired by or on behalf of any employee benefit plan, (A) such acquisition has been duly authorized in accordance
Not Applicable    with the governing documents of such plan and (B) such acquisition and the subsequent holding of the Units do not and will not constitute a “non-exempt prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (i.e., a transaction that is not subject to an exemption contained in ERISA or in the rules and regulations adopted by the U.S. Department of Labor thereunder).

ACCEPTANCE BY WHEELER REIT, L.P.

ACCEPTED by the Company effective this 1st day of June, 2015.

The Company:                     WHEELER REIT, L.P.

By:    Wheeler Real Estate Investment Trust, Inc., its general partner

By:    /s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer